Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Restricting Events
 10/25/2000

Restricting Events
------------------

A) Average Cumulative Net Loss Ratio

        (a)The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)                                  no

            Initial ADCB                                                                              273,826,503.00

                                                                                                ADCB of
                                                    ADCB of                                   Cumulative        Cumulative
                                                   Cumulative          Cumulative         Defaulted Contracts    Net Loss
                                              Defaulted Contracts      Recoveries          net of Recoveries       Ratio
                                              -------------------      ----------          -----------------       -----
            2 months prior                           6,162,205.49     4,626,314.58             1,535,890.91           0.56%
            1 month prior                            6,162,205.49     4,647,049.39             1,515,156.10           0.55%
            Current                                  6,162,205.49     4,647,049.39             1,515,156.10           0.55%
                                                     ------------     ------------         ----------------       ---------
            Average                                  6,162,205.49     4,640,137.79             1,522,067.70           0.56%

            Annualized maximum Cumulative Net Loss Ratio                                                              1.00%
            Average Cumulative Net Loss Ratio                                                                        0.556%

         Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

B) A Servicer Event has occurred and is continuing (yes/no)                                               no

C) An Event of Default has occurred and is continuing (yes/no)                                            no

         (a)failure to pay on each Distribution Date the full amount of interest on any Note (yes / no)   no

         (b)failure to pay the then outstanding principal amount of any Note, if any, on its              no
                 related Maturity Date (yes/no)


Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                          no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Limitations
 10/25/2000

Obligor Event Trigger Determination
-----------------------------------
          The current period is less than 16 months after the Closing Date (January 4, 1999) (yes / N/A)       N/A
          If the current period is less than 16 months after the closing date, one of the top five
           Obligors, as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / N/A)           N/A

          The Obligor Event has been cured (yes, if any of the following is yes / no, if each of the
                 following is a no / n/a if not applicable)                                                    N/A
           a) the Defaulted Contract has been replaced with an eligible Substitute Contract                    N/A
           b) a Recovery has been received with respect to the Defaulted Contract and no further
              Recover are expected                                                                             N/A
           c) a Successor Servicer has been appointed                                                          N/A

An Obligor Event has occurred and is continuing                                                                N/A


10% Substitution Limit Calculation
----------------------------------

           ADCB as of the Cut-off Date:                                                                    273,826,503

           Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts          0
           Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts            0.00%

           Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts
           exceeds 10% (yes/no)                                                                                 no

5% Skipped Payment Limit Calculation
------------------------------------

           The percent of contracts with Skipped Payment modifications                                        0.25%
           The DCB exceeds 5% of the initial ADCB (yes/no)                                                      no
           Any Skipped Payments have been deferred later than 12 months prior to the
           Class B Maturity Date                                                                                no

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

           (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or           0.00%
                 municipalities exceeds 1.13% of the ADCB of the Contract Pool                                  no

           (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software           0.00%
                 exceeds 3.88% of the ADCB of the Contract Pool                                                 no

           (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest              2.12%
                 Obligors (measured by ADCB as of the date of determination) exceeds 5.09% of the
                 ADCB of the Contract Pool                                                                      no

           (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest                 8.45%
                 Obligors (measured by ADCB as of the date of determination) exceeds 24.79% of the
                 ADCB of the Contract Pool                                                                      no

           (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a             7.63%
                 Vendor Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the
                 Contract Pool                                                                                   no

           (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State           3.22%
                 of the United States exceeds 17.73% of the ADCB of the Contract Pool                           no

Heller Equipment Asset Receivables Trust 1997-1
====================================================================================================================================
Heller Financial Inc.
Monthly Report - Accounts
 10/25/2000

                                                                                               Collection                  Reserve
                                                                                                 Account                    Fund
                                                                                                 -------                    ----
Beginning Account Balance                                                                           0.00              2,738,265.00
Investment Earnings                                                                             9,231.31                 13,692.19

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads       1,630,110.72
Add: Prepayment Amounts                                                                       927,766.37
Add: Recoveries                                                                                     0.00
Add: Investment Earnings                                                                       22,923.50                (13,692.19)
Add: Late Charges                                                                               1,469.74
Add: Expired Lease Proceeds                                                                         0.00
Add: Servicer Advances                                                                        373,644.92



Available Amounts                                                                           2,955,915.25              2,738,265.00
-----------------


Payments on Payment Date
------------------------

   (A) **     Indenture Trustee Fees (will be first in funds
                  allocation during a Restricting Event or Event of Default)                        0.00
     (A)      Unreimbursed Servicer Advances                                                        0.00

     (B)      Monthly Servicing Fee, due and accrued, including any amounts unpaid             14,631.52

     (C)      Class A-1 Notes interest, due and accrued, including any amounts unpaid               0.00

     (D)      Class A-2 Notes interest, due and accrued, including any amounts unpaid         169,991.78

     (E)      Class B Notes interest, due and accrued, including any amounts unpaid             7,410.77

     (F)      Class C Notes interest, due and accrued, including any amounts unpaid             5,077.33

     (G)      Class D Notes interest, due and accrued, including any amounts unpaid             7,080.24

     (H)      The Class A-1 Principal Payment Amount                                                0.00

     (I)      The Class A-2 Principal Payment Amount                                        2,478,626.33

     (J)      The Class B Principal Payment Amount                                            106,226.84

     (K)      The Class C Principal Payment Amount                                             70,817.90

     (L)      The Class D Principal Payment Amount                                             96,052.54

     (M)      Amounts required to meet the Reserve Fund Amount                                      0.00                      0.00

     (B)*     Monthly Servicing Fee, due and accrued, including any amounts                         0.00
              unpaid (applicable only if an Obligor Event has occurred and is continuing)

              Any excess to Certificateholders                                                      0.00

Distributions to Noteholders and Certificateholders                                         2,955,915.25

Ending balance of accounts                                                                          0.00              2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
====================================================================================================================================
Heller Financial Inc.
Monthly Report - Schedules
   10/25/2000

              A Restricting Event has occurred and is continuing (yes\no)                        no

              Trustee Fees (only in the event of a Restricting Event or an Event of Default)             0.00


Unreimbursed Servicer Advances
------------------------------

     (i)      Current month Unreimbursed Servicer Advances                                               0.00
    (ii)      Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                 0.00
    (iii)     Total Unreimbursed Servicer Advances due    ( (i) + (ii) )                                 0.00
    (iv)      Unreimbursed Servicer Advances distributed                                                 0.00
              Unpaid Unreimbursed Servicer Advances (or arrearage)                                       0.00




Servicing Fee Schedule
----------------------

     (i)      Servicing Fee Percentage                                                                  0.50%
    (ii)      ADCB of Contract Pool as of the 1st day of the Collection Period                  35,115,672.05
    (iii)     Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                               14,631.53
    (iv)      Servicing Fee accrued but not paid in prior periods                                        0.00
     (v)      Total Servicing Fee due, and accrued but not paid in prior periods ((iii)+(iv))       14,631.53
    (vi)      Monthly Servicing Fee distributed                                                     14,631.53
              Servicing Fee accrued but not paid                                                         0.00

Class A-1 Interest Schedule
---------------------------

              Opening Class A-1 principal balance                                                        0.00
     (i)      Class A-1 Interest Rate                                                                5.73250%
    (ii)      Number of days in Accrual Period                                                              0
              Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                     0.00%
              Current Class A-1 interest due                                                             0.00
              Prior Class A-1 interest arrearage                                                         0.00
              Current Period Interest Shortfall                                                          0.00

              Class A-1 interest distribution                                                            0.00


Class A-2 Interest Schedule
---------------------------

              Opening Class A-2 principal balance                                               31,923,338.26
              Class A-2 Interest Rate                                                                 6.3900%
              Class A-2 Interest Rate x 30/360                                                        0.5325%
              Current Class A-2 interest due                                                       169,991.78
              Prior Class A-2 interest arrearage                                                         0.00
              Current Period Interest Shortfall                                                          0.00

              Class A-2 interest distribution                                                      169,991.78


Class B Interest Schedule
-------------------------

              Opening Class B principal balance                                                  1,368,143.05
              Class B Interest Rate                                                                   6.5000%
              Class B Interest Rate x 30/360                                                          0.5417%
              Current Class B interest due                                                           7,410.77
              Prior Class B interest arrearage                                                           0.00
              Current Period Interest Shortfall                                                          0.00

              Class B interest distribution                                                          7,410.77

C Interest Schedule
-------------------------

              Opening Class C principal balance                                               912,095.37
              Class C Interest Rate                                                               6.6800%
              Class C Interest Rate x 30/360                                                      0.5567%
              Current Class C interest due                                                      5,077.33
              Prior Class C interest arrearage                                                      0.00
              Current Period Interest Shortfall                                                     0.00

              Class C interest distribution                                                     5,077.33


Class D Interest Schedule
-------------------------

              Opening Class D principal balance                                             1,113,536.87
              Class D  Interest Rate                                                              7.6300%
              Class D Interest Rate x 30/360                                                      0.6358%
              Current Class D interest due                                                      7,080.24
              Prior Class D interest arrearage                                                      0.00
              Current Period Interest Shortfall                                                     0.00

              Class D interest distribution                                                     7,080.24

Class A-1 Principal Schedule
----------------------------

              Class A-1 Maturity Date                                                          9/25/1998
     (i)      Opening Class A-1 principal balance                                                   0.00
    (ii)      ADCB as of last day of second preceding Collection Period                    35,115,672.05
    (iii)     ADCB as of last day of immediately preceding Collection Period               32,389,183.09
              Expected Class A-1 Payment ( (ii) - (iii) )                                   2,726,488.96
    (iv)      Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date         0.00
              Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )        0.00
              Class A-1 Principal Payment Amount distribution                                       0.00
                 Shortfall                                                                          0.00

              Class A-1 Principal Balance after current distribution                                0.00


Class A-2 Principal Schedule
----------------------------

     (i)      Opening Class A-2 principal balance                                          31,923,338.26
    (ii)      Applicable Class A-2 Percentage                                                      90.91%
    (iii)     ADCB as of the last day of the immediately preceding Collection Period       32,389,183.09
    (iv)      Current month targeted Class A-2 principal balance ( (ii) * (iii) )          29,444,711.93
     (v)      (i) - (iv) (zero until Class A-1 has been retired)                            2,478,626.33
    (vi)      Class A-2 Principal Payment Amount (lesser of (i) or (v) )                    2,478,626.33

              Class A-2 Principal Payment Amount distributed                                2,478,626.33
                 Shortfall                                                                             -

              Class A-2 principal balance after current distribution                       29,444,711.93

Class B Principal Schedule
--------------------------

     (i)      Opening Class B principal balance                                             1,368,143.05
    (ii)      Applicable Class B Percentage                                                         3.90%
    (iii)     ADCB as of the last day of the immediately preceding Collection Period       32,389,183.09
    (iv)      Current month targeted Class B principal balance ( (ii) * (iii) )             1,261,916.21
     (v)      (i) - (iv) (zero until Class A-1 has been retired)                              106,226.84
    (vi)      Class B Principal Payment Amount (lesser of (i) or (v) )                        106,226.84

              Class B Principal Payment Amount distributed                                    106,226.84
                 Shortfall                                                                             -

              Class B principal balance after current distribution                          1,261,916.21


Class C Principal Schedule
--------------------------

     (i)      Opening Class C principal balance                                               912,095.37
    (ii)      Applicable Class C Percentage                                                         2.60%
    (iii)     ADCB as of the last day of the immediately preceding Collection Period       32,389,183.09
    (iv)      Current month targeted Class C principal balance ( (ii) * (iii) )               841,277.47
     (v)      (i) - (iv) (zero until Class A-1 has been retired)                               70,817.90
    (vi)      Class C Principal Payment Amount (lesser of (i) or (v) )                         70,817.90

              Class C Principal Payment Amount distributed                                     70,817.90
                 Shortfall                                                                             -

              Class C principal balance after current distribution                            841,277.47


Class D Principal Schedule
--------------------------

     (i)      Opening Class D principal balance                                             1,113,536.87
    (ii)      Applicable Class D Percentage                                                         2.60%
    (iii)     ADCB as of the last day of the immediately preceding Collection Period       32,389,183.09
    (iv)      Current month targeted Class D principal balance ( (ii) * (iii) )               841,277.47
     (v)      (i) - (iv) (zero until Class A-1 has been retired)                              272,259.40
    (vi)      Class D Principal Payment Amount (lesser of (i) or (v) )                        272,259.40

              Class D Principal Payment Amount distributed                                     96,052.54
                 Shortfall                                                                    176,206.86

              Class D principal balance after current distribution                          1,017,484.33

Reserve Fund Schedule
---------------------

              Prior month Reserve Fund balance                                              2,738,265.00
              Initial ADCB                                                                273,826,503.00
              Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or           2,738,265.00
                 (ii) outstanding principal of the Notes)
              Current period draw on Reserve Fund                                                   0.00
              Required deposit to Reserve Fund                                                      0.00
              Actual deposit to Reserve Fund                                                        0.00
              Interest Earned on Reserve Account                                               13,692.19
              Deposit to Certificateholder                                                          0.00
              Ending Reserve Fund balance                                                   2,738,265.00

              Ending Reserve Fund balance as a percentage of ADCB                                   8.45%


Servicing Fee Schedule
----------------------

              Servicing Fee during an Obligor Event                                                 0.00
              Servicing Fee paid                                                                    0.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.

Monthly Report - Note Factors
   10/25/00
                 CUSIP #  423327AA3

              Class A-1
              ---------
              Class A-1 principal balance                                                           0.00
              Initial Class A-1 principal balance                                          62,980,096.00

              Note factor                                                                    0.000000000


                 CUSIP #  42337AB1

              Class A-2
              ---------
              Class A-2 principal balance                                                  29,444,711.93
              Initial Class A-2 principal balance                                         191,678,552.00

              Note factor                                                                    0.153615058


                 CUSIP #  423327AC9

              Class B
              -------
              Class B principal balance                                                     1,261,916.21
              Initial Class B principal balance                                             8,214,795.00

              Note factor                                                                    0.153615058


                 CUSIP #  423327AD7

              Class C
              -------
              Class C principal balance                                                       841,277.47
              Initial Class C principal balance                                             5,476,530.00

              Note factor                                                                    0.153615057


              Class D
              -------
              Class D principal balance                                                     1,017,484.33
              Initial Class D principal balance                                             5,476,530.00

              Note factor                                                                    0.185789967

Heller Equipment Asset Receivables Trust 1997-1
---------------------------------------------------------------------------------------------------------
Heller Financial Inc.
Monthly Report - Note Factors
   10/25/00

ADCB as of the last day of the Collection Period                                           32,389,183.09

Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                              0.00
Number of Defaulted Contracts as of the last day of the Collection Period                              0
Defaulted Contracts as a percentage of ADCB (annualized)                                            0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                               0.00
Number of Adjusted Contracts as of the last day of the Collection Period                               0

DCB of Prepaid Contracts as of the last day of the Collection Period                          863,166.86
Number of Prepaid Contracts as of the last day of the Collection Period                                2

DCB of Substitute Contracts as of the last day of the Collection Period                             0.00
Number of Substitute Contracts as of the last day of the Collection Period                             0

DCB of Warranty Contracts as of the last day of the Collection Period                               0.00
Number of Warranty Contracts as of the last day of the Collection Period                               0

DCB of repurchased Contracts as of the last day of the Collection Period                            0.00
Number of repurchased Contracts as of the Collection Period                                            0

DCB of Excess Contracts as of the last day of the Collection Period                                 0.00
Number of Excess Contracts as of the Collection Period                                                 0

Recoveries collected relating to Defaulted Contracts as of the last day of the
Collection Period                                                                                   0.00


                                                                             Dollars         Percent
                                                                             -------         -------
              Current                                                     30,293,577.93            93.02%
              31-60 days past due                                            937,658.55             2.88%
              61-90 days past due                                            766,401.22             2.35%
              Over 90 days past due                                          570,833.05             1.75%
                                                                           ------------   --------------
              Total                                                       32,568,470.75          100.00%

              31+ days past due                                            2,274,892.82            6.98%


     (i)      DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)      6,162,205.49
    (ii)      Cumulative Recoveries realized on Defaulted Contracts                         4,647,049.39
              Cumulative net losses to date  ( (i) - (ii) )                                 1,515,156.10


              --------------------------------------------------------------------------
              Static Information

              Initial ADCB                                              273,826,503.00
              Discount Rate                                                     6.9239%
              Class A-1 Initial Principal Amount                         62,980,096.00
              Class A-1 Interest Rate                                           5.7325%
              Class A-2 Initial Principal Amount                        191,678,552.00
              Class A-2 Interest Rate                                           6.3900%
              Class B Initial Principal Amount                            8,214,795.00
              Class B Interest Rate                                             6.5000%
              Class C Initial Principal Amount                            5,476,530.00
              Class C Interest Rate                                             6.6800%
              Class D Initial Principal Amount                            5,476,530.00
              Class D Interest Rate                                             7.6300%
              Reserve Fund Initial Deposit                                2,738,265.00
              Class A-1 Maturity Date                                         09/25/98
              Classes A-2, B, C, & D Maturity Date                            05/25/05
              Closing Date                                                    09/04/97
              --------------------------------------------------------------------------